GOLDMAN SACHS TRUST II

Multi-Manager U.S. Dynamic Equity Fund (the “Fund”)

Supplement dated September 17, 2018 to the

Prospectus dated February 28, 2018, as supplemented to date

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Vaughan Nelson Investment Management, L.P. will now serve as an Underlying Manager of the Multi-Manager U.S. Dynamic Equity Fund. Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Multi-Manager U.S. Dynamic Equity Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Lazard Asset Management LLC (“Lazard”), Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added below “Smead Capital Management, Inc.” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager U.S. Dynamic Equity Fund”:

Vaughan Nelson Investment Management, L.P.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), located at 600 Travis Street, Suite 6300, Houston, Texas 77002, an investment adviser registered with the SEC, focuses on managing U.S. equity and fixed income strategies. The firm had approximately $13.2 billion in assets under management as of June 30, 2018. With respect to the Fund, the firm manages its allocation using an equity strategy with a bias for mid- to large-cap equity securities.

The following is added at the end of the fourth paragraph after the table under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Vaughan Nelson will be available in the Funds’ annual report for the period ended October 31, 2018.

This Supplement should be retained with your Prospectus for future reference.

MMGRFDUMCHGSTK 09-18